UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 27, 2004

HYTEK MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-11880	94-2234140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Hot Springs Road

Carson City, NV 89706

(Address of principal executive offices, including zip code)

(775) 883-0820

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The earnings press release for the registrant’s third quarter ended October 2, 2004 is attached as Exhibit 99.1 hereto and is furnished under Item 2.02 “Results of Operations and Financial Condition”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 27, 2004, the registrant issued a press release announcing its financial results for the three and nine months ended October 2, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Text of press release issued by Hytek Microsystems, Inc. dated October 27, 2004, titled “Hytek Reports Fiscal 2004 Third Quarter and Year-to-Date Results” together with related Condensed Statement of Operations and Balance Sheet data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYTEK MICROSYSTEMS, INC.

Date: October 27, 2004
	By:	/s/ Philip S. Bushnell
Philip S. Bushnell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release issued by Hytek Microsystems, Inc. dated October 27, 2004, titled “Hytek Reports Fiscal 2004 Third Quarter and Year-to-Date Results” together with related Condensed Statement of Operations and Balance Sheet data.